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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2003

                                ----------------


                            OXFORD INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         GEORGIA                       001-04365              58-0831862
     (STATE OR OTHER             (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                           IDENTIFICATION NUMBER)

                 222 PIEDMONT AVENUE NE, ATLANTA GEORGIA 30308
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (404) 659-2424
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
                   (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                              SINCE LAST REPORT.)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 and incorporated herein by reference are "Cautionary Statements for Purposes of the `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995."

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OXFORD INDUSTRIES, INC.

                                By: /s/ Ben B. Blount, Jr.
                                   --------------------------------------------
                                    Ben B. Blount, Jr.
                                    Executive Vice President and Chief Financial
                                    Officer


Date: July 16, 2003